Dreyfus

Money Market

Instruments, Inc.

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statements of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                           Dreyfus Money Market

                                                              Instruments, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Instruments, Inc., covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with senior portfolio manager, Patricia A. Larkin.

After remaining relatively steady during the first quarter of 1999, yields on money market securities generally rose in the second quarter in response to expectations that the Federal Reserve Board would raise short-term interest rates at their June meeting. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Money Market Instruments, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999





<PAGE 2>

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Money Market Instruments, Inc.  perform during the period?

For the six-month period ended June 30, 1999, Dreyfus Money Market Instruments, Inc. produced an annualized yield of 4.14% for both its Money Market and Government Securities Series. Taking into account the effect of compounding, the annualized effective yield was 4.22% for both series.(1) Both series provided a total return of 2.07%,(2) compared to the Lipper Money Market Instrument Funds and U.S. Treasury Money Market Funds category averages total returns of 2.09% and 2.00%, respectively, for the same period.(3)

We attribute the fund's yield to the fact that we owned longer-term securities, while maintaining an average dollar-weighted fund maturity of 90 days or less, which enabled us to lock in higher returns in an environment characterized, for all but the end of the period, by declining or stable interest rates.

What is the fund's investment approach?

There are many factors we consider in managing the fund. We closely monitor the outlook for growth and inflation. We follow overseas developments for any influence they may have on the domestic economy. The posture of the Federal Reserve Board (the "Fed") is a key determinant in our decision on how best to structure the fund.

In addition, we actively manage the average maturity of the fund in an attempt to take advantage of expected interest rate changes based upon our economic outlook. If we believe the interest rates will fall, we typically lengthen average maturity to lock in the then-current rates. Conversely, in a rising rate environment, we typically shorten maturities to be able to reinvest at anticipated higher rates in the future.

                                                             The Fund



<PAGE 3>

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As a money market fund, the fund only buys securities rated in one of the two highest rating categories for debt obligations, or of comparable credit quality. The fund must also maintain an average dollar-weighted fund maturity of 90 days or less and may buy only securities with remaining maturities of 13 months or less.

What other factors influenced the fund's performance?

Last fall, in the wake of Asian market turmoil, the Open Market Committee of the Fed cut short-term interest rates three times in an attempt to provide liquidity and improve investor confidence. Since then, there have been concerns that global and domestic factors might push the United States economy towards unsustainable growth.

As of June 30, 1999, Asian economies appear to have stabilized. What's more, the outlook for growth in the major industrialized nations has been improving. The domestic economy continued to move ahead briskly, evidenced by a strong rebound in manufacturing output, which shows signs of gaining momentum. Consumer confidence was at a 30-year high. Employment was strong, with hourly wages rising. Despite concerns that overly rapid economic growth might lead to destructive inflationary pressure, the Fed held interest rates steady through all but the very end of the period. Because we managed the fund at a relatively longer average maturity, investors have been able to benefit from stable rates and the Fed's long-held accommodative stance during the reporting period.

What is the fund's current strategy?

Throughout the reporting period, as the economy showed robust growth, bond and money markets anticipated a tightening of monetary policy by the Fed. Such tightening was signaled by Chairman Alan Greenspan's mid-May announcement of a shift in policy towards a bias to increase rates. The bias changed, in fact,
just    prior    to    the    end    of    the


<PAGE 4>


reporting period, when the Fed raised the target Federal Funds rates by one-quarter of a point to five percent, with an accompanying return to a neutral stance on future Federal Funds rate movement. An initial relief rally has been replaced by a cautious "wait and see" market view.

Over the reporting period, the fund benefited from our commitment of a longer maturity structure. When rates did not rise as quickly as markets expected, longer maturities enhanced return. However, over the past few months, we have taken a somewhat less aggressive stance, slowly reducing the average maturity of our investments. In an uncertain market with the potential for further tightening, we have adopted this approach, while still seeking opportunities to capture additional yield as such opportunities arise.

July 15, 1999

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

<PAGE 5>


STATEMENT OF INVESTMENTS--

Money Market Series

June 30, 1999 (Unaudited)

                                                                                             Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--13.8%                                               Amount ($)                Value ($)
--------------------------------------------------------------------------------

Bayerische Landesbank Girozentrale (Yankee)


   5.16%, 7/23/1999                                                                           5,000,000                5,001,284


Branch Bank and Trust Co.


   5.04%, 1/10/2000                                                                           4,500,000                4,499,314


Deutsche Bank AG (Yankee)


   4.95%, 4/10/2000                                                                           5,000,000  (a)           4,998,292


TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT


   (cost $14,498,890)                                                                                                 14,498,890
---------------------------------------------------------------------------------------------------------------------------------


COMMERCIAL PAPER--46.3%
---------------------------------------------------------------------------------------------------------------------------------


Associates First Capital Corp.


   5.60%, 7/1/1999                                                                            3,000,000                3,000,000


Countrywide Home Loans, Inc.


   5.00%, 8/20/1999                                                                           5,000,000                4,965,625


Daimler Chrysler NA Holdings


   4.90%, 7/29/1999                                                                           5,000,000                4,981,217


Den Norske Bank ASA


   4.91%, 7/14/1999                                                                           5,000,000                4,991,342


Finova Capital Corp.


   5.06%, 10/22/1999                                                                          5,000,000                4,922,940


Ford Motor Credit Corp.


   5.72%, 7/1/1999                                                                            3,000,000                3,000,000


Hertz Corp.


   4.94%, 7/23/1999                                                                           5,000,000                4,985,211


Monsanto Co.


   4.94%, 10/19/1999                                                                          5,000,000                4,926,361


Paine Webber Group Inc.


   5.08%, 7/6/1999                                                                            5,000,000                4,996,563


Lehman Brothers Holdings, Inc.


   5.40%, 8/5/1999                                                                            5,000,000                4,974,431


UBS Finance, Inc.


   5.60%, 7/1/1999                                                                            3,000,000                3,000,000


TOTAL COMMERCIAL PAPER


  (cost $48,743,690)                                                                                                  48,743,690
---------------------------------------------------------------------------------------------------------------------------------


CORPORATE NOTES--14.2%
---------------------------------------------------------------------------------------------------------------------------------


Bear Stearns Companies, Inc.


   5.09%, 2/22/2000                                                                           5,000,000  (a)           5,001,759


CIT Group Holdings, Inc.


   4.87%, 9/21/1999                                                                           5,000,000  (a)           4,999,671



<PAGE 6>


                                                                                              Principal
CORPORATE NOTES (CONTINUED)                                                                   Amount ($)              Value ($)
--------------------------------------------------------------------------------

GTE Corporation


   5.20%, 6/12/2000                                                                           5,000,000  (a)           4,996,948


TOTAL CORPORATE NOTES


     (cost $14,998,378)                                                                                               14,998,378
--------------------------------------------------------------------------------------------------------------------------------


SHORT-TERM BANK NOTES--19.0%
-------------------------------------------------------------------------------------------------------------------------------


First Tennessee Bank


   4.93%, 4/19/2000                                                                           5,000,000  (a)           4,998,431


Key Bank N.A.


   4.97%, 10/15/1999                                                                          5,000,000  (a)           5,000,575


Lasalle National Bank


   4.91%, 10/12/1999                                                                          5,000,000                5,000,000


Societe Generale N.A. Inc.


   4.95%, 4/20/2000                                                                           5,000,000  (a)           4,997,992


TOTAL SHORT-TERM BANK NOTES


 (cost $19,996,998)                                                                                                   19,996,998
--------------------------------------------------------------------------------------------------------------------------------


TIME DEPOSITS--6.0%
---------------------------------------------------------------------------------------------------------------------------------


Chase Manhattan Bank NA (Nassau)


   4.75%, 7/1/1999                                                                            3,266,000                3,266,000


Republic National Bank of NY (London)


   5.12%, 7/1/1999                                                                            3,000,000                3,000,000


TOTAL TIME DEPOSITS


   (cost $6,266,000)                                                                                                   6,266,000
---------------------------------------------------------------------------------------------------------------------------------


TOTAL INVESTMENTS


   (cost $104,503,956)                                                                            99.3%              104,503,956

CASH AND RECEIVABLES (NET)                                                                          .7%                  726,122

NET ASSETS                                                                                       100.0%              105,230,078

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 7>


STATEMENT OF INVESTMENTS--

Government Securities Series

June 30, 1999 (Unaudited)

                                                               Annualized

                                                               Yield on

                                                           Date of  Principal

U.S. TREASURY NOTES--55.3%                                               Purchase (%)            Amount ($)            Value ($)
---------------------------------------------------------------------------------------------------------------------------------

6.375%, 7/15/1999                                                                5.35            50,000,000           50,015,358

5.875%, 7/31/1999                                                                4.52            36,000,000           36,027,273

5.875%, 8/31/1999                                                                4.71            30,000,000           30,049,473

5.625%, 12/31/1999                                                               4.58            15,000,000           15,064,453

5.875%, 2/15/2000                                                                4.78            28,000,000           28,179,331

5.50%, 3/31/2000                                                                 4.66            25,000,000           25,113,739

5.50%, 5/31/2000                                                                 4.88            25,000,000           25,089,772

5.875%, 6/30/2000                                                                5.23             7,000,000            7,034,904


TOTAL U.S. TREASURY NOTES


   (cost $216,574,303)                                                                                               216,574,303
---------------------------------------------------------------------------------------------------------------------------------


REPURCHASE AGREEMENTS--43.3%
--------------------------------------------------------------------------------


Bear Stearns & Co.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $50,006,667 (fully collateralized by
   $52,921,000 U.S. Treasury Strips,
   due 2/15/2000-5/15/2000, value $50,431,930)                                   4.80            50,000,000           50,000,000

CIBC Oppenheimer Corp.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $32,004,222 (fully collateralized by
   $26,669,000 U.S. Treasury Bill,
   due 11/26/1999, and $6,165,000 U.S. Treasury Notes,
   6.375%, due 5/15/2000, value $32,409,475)                                     4.75            32,000,000           32,000,000





<PAGE 8>


                                                                              Annualized

                                                                              Yield on

                                                                              Date of  Principal


REPURCHASE AGREEMENTS (CONTINUED)                                             Purchase (%)       Amount ($)            Value ($)
---------------------------------------------------------------------------------------------------------------------------------

C.S. First Boston Corp.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $41,005,467 (fully collateralized by
   $41,409,000 U.S. Treasury Notes, 5.875%,
   due 11/15/1999, value $41,829,560)                                            4.80            41,000,000           41,000,000

Goldman Sachs & Co.
   dated 6/30/1999, due 7/1/1999 in the amount of
   $6,252,391 (fully collateralized by
   $6,710,000 U.S. Treasury Bills, due 6/22/2000,
   value $6,381,035)                                                             2.25             6,252,000            6,252,000

Morgan (J.P.) & Co. Inc.
   dated 6/30/1999, due 7/1/1999 in the amount of

   $40,005,278 (fully collateralized by
   $40,597,000 U.S. Treasury Notes, 5.50%,
   due 5/31/2000, value $40,792,706)                                             4.75            40,000,000           40,000,000


TOTAL REPURCHASE AGREEMENTS


   (cost $169,252,000)                                                                                               169,252,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (cost $385,826,303)                                           98.6%                                385,826,303

CASH AND RECEIVABLES ( NET)                                                      1.4%                                  5,448,703

NET ASSETS                                                                     100.0%                                391,275,006


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 9>


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                Money                 Government

                                Market                Securities

                                Series                Series
-----------------------------------------------------------------------------

ASSETS ($):


Investments in securities--See Statement of Investments
   (including repurchase agreements of $169,252,000
   for the Government Securities Series)--Note 2(b)                           104,503,956            385,826,303

Cash                                                                              250,624              1,696,481

Interest receivable                                                               644,720              4,046,722

Prepaid expenses                                                                   14,799                     --

                                                                              105,414,099            391,569,506
--------------------------------------------------------------------------------------------------------------------------------


LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                    141,201                201,424

Accrued expenses and other liabilities                                            42,820                 93,076


                                                                                 184,021                294,500
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                               105,230,078            391,275,006
--------------------------------------------------------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                              105,259,688            391,341,300

Accumulated net realized gain (loss) on investments                              (29,610)               (66,294)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                               105,230,078            391,275,006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

                                                                             Money                  Government

                                                                             Market                 Securities

                                                                             Series                 Series
--------------------------------------------------------------------------------

Net Assets                                                                   105,230,078            391,275,006

Shares Outstanding                                                           105,243,188            391,341,300

NET ASSET VALUE PER SHARE                                                           1.00                  1.00

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 10>


STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

                                                                               Money                Government

                                                                               Market               Securities

                                                                               Series               Series
--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                 2,680,510            10,193,250

EXPENSES--NOTE 2:

Management fee--Note 3(a)                                                         264,314             1,051,885

Shareholder servicing costs--Note 3(b)                                            159,168               300,225

Registration fees                                                                  23,083                16,410

Professional fees                                                                  19,115                25,873

Custodian fees                                                                     11,654                35,934

Prospectus and shareholders' reports                                                8,407                16,533

Directors' fees and expenses--Note 3(c)                                             5,855                31,051

Miscellaneous                                                                          --                 2,102

TOTAL EXPENSES                                                                    491,596             1,480,013

INVESTMENT INCOME--NET                                                          2,188,914             8,713,237
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2(B) ($):                              (795)              (66,047)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            2,188,119             8,647,190

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 11>


STATEMENT OF CHANGES IN NET ASSETS

                                           Money Market Series                        Government Securities Series
                                     --------------------------------


                                   Six Months Ended                                    Six Months Ended

                                      June 30, 1999            Year Ended             June 30, 1999             Year Ended

                                        (Unaudited)          December 31, 1998          (Unaudited)          December 31, 1998
--------------------------------------------------------------------------------------------------------------------------------


OPERATIONS:


Investment income--
   net                                    2,188,914                5,316,204                8,713,237              20,107,437

Net realized gain
   (loss) on investments                      (795)                  (6,557)                 (66,047)                  36,250

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS                             2,188,119                5,309,647                8,647,190              20,143,687

DIVIDENDS TO
   SHAREHOLDERS
   FROM ($):

Investment income--
   net                                  (2,188,914)              (5,316,204)              (8,713,237)            (20,107,437)

Net realized gain on
   investments                                   --                       --                       --                (36,250)

TOTAL DIVIDENDS                         (2,188,914)              (5,316,204)              (8,713,237)            (20,143,687)

CAPITAL STOCK
   TRANSACTIONS
   ($1.00 per share) ($):

Net proceeds from
   shares sold                          152,170,434              270,802,602              672,817,949           1,295,087,820

Dividends reinvested                      1,399,834                3,521,681                4,818,158              11,359,817

Cost of shares
   redeemed                           (158,974,789)            (282,449,373)            (713,953,786)         (1,259,780,722)

INCREASE (DECREASE)
   IN NET ASSETS
   FROM CAPITAL STOCK
   TRANSACTIONS                         (5,404,521)              (8,125,090)             (36,317,679)              46,666,915

TOTAL INCREASE
   (DECREASE) IN
   NET ASSETS                           (5,405,316)              (8,131,647)             (36,383,726)              46,666,915


NET ASSETS ($):


Beginning of Period                     110,635,394              118,767,041              427,658,732             380,991,817

END OF PERIOD                           105,230,078              110,635,394              391,275,006             427,658,732


SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 12>

FINANCIAL HIGHLIGHTS-- Money Market Series

The  following tables describe the performance for the fiscal periods indicated.
Total  return  shows  how  much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------

                                            Six Months Ended

                                              June 30, 1999                  Year Ended December 31,
                                                                   ------------------------------------------


                                                (Unaudited)      1998         1997        1996           1995          1994
--------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00       1.00          1.00           1.00          1.00          1.00


Investment Operations:


Investment income--net                                .017       .047          .047          .046           .053          .034


Distributions:

Dividends from investment


   income--net                                       (.017)     (.047)        (.047)        (.046)        (.053)        (.034)

Net asset value, end of period                        1.00       1.00          1.00          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.17((+))  4.76          4.76          4.73          5.46          3.42
--------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to
   average net assets                                  .93((+))   .94          1.00           .93           .84           .88


Ratio of net investment income


   to average net assets                              4.14((+))  4.66          4.66          4.63          5.33          3.35

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                          --         --           .01            --            --           --
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     105,230     110,635       118,767       129,344       144,172      170,548

((+))  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 13>


FINANCIAL HIGHLIGHTS-- Government Securities Series

                                                Six Months Ended

                                                June 30, 1999              Year Ended December 31,
                                                                    --------------------------------------------


                                                (Unaudited)          1998      1997          1996           1995          1994
---------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00         1.00          1.00           1.00          1.00          1.00


Investment Operations:


Investment income--net                                .021         .047          .046           .045          .051          .033


Distributions:

Dividends from investment


   income--net                                       (.021)       (.047)         (.046)        (.045)        (.051)        (.033)

Net asset value, end of period                        1.00         1.00           1.00          1.00          1.00          1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      4.17((+))    4.83           4.72          4.60          5.18          3.31
---------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to
   average net assets                                 .70((+))      .69            .87           .90           .83           .88


Ratio of net investment income


   to average net assets                             4.14((+))     4.71           4.62          4.50          5.07          3.24
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     391,275  427,659  380,992   441,769        431,444       465,956

((+))  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 14>


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Dreyfus Money Market Instruments, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager
is    a    direct    subsidiary    of    Mellon    Bank,    N.A.

Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge. The fund is authorized to issue 5 billion shares of $.01 par value Common Stock for the Money Market Series and 10 billion shares of $.01 par value Common Stock for the Government Securities Series.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b)  Securities  transactions and investment income: Securities transactions are
recorded   on   a   trade   date   basis.  Realized  gain  and  loss   The  Fund

<PAGE 15>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Government Securities Series received net earnings credits of $1,597 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. Under the terms of the custody agreement, the Money Market Series receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
"   Code"   ).

<PAGE 16>


However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $29,000 availablefor Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, $18,000 of the carryover expires in fiscal 2004, $4,000 expires in fiscal 2005 and $7,000 expires in fiscal 2006.

At June 30, 1999, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of either series, exclusive of taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed 1% of the value of such series' average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required for the period ended June 30, 1999 pursuant to the Agreement.

                                                             The Fund

<PAGE 17>


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Under the Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 1999, the Money Market Series and the Government Securities Series were charged $102,132 and $204,197, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the Money Market Series and the Government Securities Series, were charged $49,796 and $141,998, respectively, pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


<PAGE 18>


NOTES

<PAGE 19>


                                                           For More Information

                        Dreyfus

                        Money Market

                        Instruments, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

The Bank of New York

90 Washington Street

New York, NY 10286

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                              008/060SA996